January 2002

Dear TANAKA Growth Fund Shareholder:

         The year 2001 was a difficult year for the TANAKA Growth Fund, as it was for many growth funds, with the recession and the events of September 11th contributing to an already weak stock market. The Fund stayed the course with our investments in growth stocks, and we believe proved beneficial in the fourth quarter. We continue to believe, as in the past, that the best opportunities for the Fund to outperform will be in identifying companies with above average growth prospects and reasonably priced stock valuations. Thank you for your continuing support.

                              INVESTMENT STRATEGIES

         Over the next few quarters as the economic recovery unfolds, we will maintain our commitment to a balance of pro-cyclical growth stocks, mainly in the technology sector, as well as in more steady, less cyclical growth stocks particularly in healthcare and financial services sectors. The pro-cyclical growth companies should benefit disproportionately from a recovery in the economy, and the defensive growers should help provide some stability with an upward bias.

         After a very disappointing two years, Information Technology spending is positioned to grow fairly significantly over the next three years. We believe that we are just beginning the next multi-year bull market in technology driven industries and continue to identify companies that will benefit as the New Economy takes share from the Old Economy. We are researching new software and network security companies, as well as new sectors within healthcare. A concerted effort will also be made to diversify beyond our core technology, specialty pharmaceuticals and financial services holdings.

         While there remains above average potential for shocks to the economy and for "event risk" from additional terrorist acts, we believe that the risk-reward tradeoff has moved decidedly in favor of generating favorable returns on stocks. We believe the economy has bottomed and will soon begin to recover, and those who take a long term approach to investing should be rewarded handsomely. We encourage investors to add to their investments at this early stage in the next cycle before the market moves higher.

         For investors thinking about investing IRA or 401-K assets in the TANAKA Growth Fund, we suggest you consult your tax advisor regarding the increase in contribution limits beginning in 2002. Should you have any questions on the Fund or investment issues please feel free to email us at:
tanaka@tanaka.com or call us at (212) 490-3380.

Sincerely yours,



Graham Y. Tanaka, CFA


                               ANNUAL PERFORMANCE


         Last year was very difficult for Growth investors, as small capitalization value stocks turned in the best performance. According to Lipper Inc., the average Multi-cap Growth Fund was down 26% in 2001. Entering the year 2001, it appeared at first that the TANAKA Growth Fund had weathered the worst of this Bear Market because in calendar 2000, the Fund had declined by only 10.4% while the NASDAQ had declined by 39%, the S&P 500 by 9.2% and the Russell 2000 Small Cap Index by 3%. In addition, the Fund was up 11.5% in January 2001, starting the year on a strong note, while the NASDAQ was up 12%, the S&P 500 up 3.6% and the Russell 2000 up 5.2%. However, during the 2nd and 3rd Quarters of the year, the Federal Reserve "got behind the curve" and the economy weakened faster than the Fed was able to lower interest rates. Unfortunately, while the Fed tried to assure the public that inflation remained low and that it was reducing interest rates at a record pace, it had kept interest rates so high for so long in 2000 that it could not catch up with the slowing economy until it was too late. The result was a squeeze on corporate profits, accelerated reductions in inventories, employment and capital spending and an outright recession. The terrorist incidents on 9/11 exacerbated an already recession-plagued economy but provided an opportunity for the Fed to finally print enough new money to turn the economy around.


         The stock market bottomed on September 21, 2001 and rebounded strongly in the 4th Quarter based on further interest rate cuts and a sense that progress was being made in the "War Against Terrorism." We stuck to our long term positions in market leaders with above average growth prospects and recovered strongly in the calendar 4th Quarter. The Fund finished the calendar year 2001 down 19.2% versus an 11.9% decline in the S&P 500 and a 21.0% drop in the NASDAQ. The Russell 2000, with a larger percentage of small cap value stocks, was able to eke out a 2.5% gain for the year. As noted above, the average Multi-cap Growth Fund was down 26% in calendar year 2001.

         The accompanying chart shows that the Fund has outperformed the S&P 500 and the NASDAQ since inception 3 years ago to the end of the Fund's fiscal year on November 30th but has fallen short of the more narrow small cap Russell 2000. In December, the month following the end of the Fund's fiscal year, the Fund regained more ground and was up 6% versus 1% gains for both the S&P 500 and the NASDAQ and 6.2% for the Russell 2000. From inception on December 30, 1998 through the end of 2001, the Fund is up 16.2% versus a 4.1% decline on the S&P 500, a 10.0% decline on the NASDAQ and a 23.9% increase for the Russell 2000. We continue to believe that conditions are ripe for growth stocks to reassert leadership in the equity markets, and it is our goal to produce favorable returns for all of our shareholders by adhering to our investment disciplines as discussed below.

                   Tanaka     Russell 2000       S&P 500        NASDAQ
                   10000        10000             10000         10000
2/99                9470         9577              9990         10559
5/99                9930        10753             10534         11401
8/99               10560        10526             10721         12642
11/99              13050        11202             11314         15396
2/00               20990        14296             11159         21674
5/00               16980        11819             11635         15694
8/00               19470        13384             12465         19411
11/00              14380        11137             10831         11989
2/01               12582        11888             10241          9930
5/01               12089        12491             10404          9739
8/01               10973        11828              9422          8332
11/01              10953        11674              9506          8909

               Past performance does not guarantee future results.
The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. Performance shown for Class R shares included a period of generally favorable market conditions that are likely not sustainable. The S&P 500, Russell 2000 and NASDAQ indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $5,840, or $6,277 without the effect of the 4.5% maximum sales charge, as of 11/30/01. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $6,463, or $6,806 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter), as of 11/30/01.


------------------------------ ----------------------------- ----------------------- -----------------------------------
Class R Shares*
                               One Year Total Return             Total Return            Avg. Annual Total Return
                                   12/01/00 - 11/30/01         Since Inception               Since Inception
                                                             12/30/98 - 11/30/01           12/30/98 - 11/30/01
                                                             -------------------           -------------------

TANAKA Class R                           -23.83%                     +9.53%                     +3.16%
S&P 500                                  -12.23%                     -4.94%                     -1.72%
Russell 2000                              +4.82%                    +16.74%                     +5.44%
NASDAQ                                   -25.69%                    -10.91%                     -3.88%
------------------------------ ----------------------------- ----------------------- -----------------------------------




---------------------------------- ------------------------ ----------------------- ------------------------------------
Class B Shares*
                                          One Year               Total Return            Avg. Annual Total Return
                                         Total Return          Since Inception                Since Inception
                                     12/01/00 - 11/30/01     12/31/99 - 11/30/01            12/31/99 - 11/30/01
                                     -------------------     -------------------            -------------------

TANAKA Class B                              -27.40%                  -35.37%                        -20.36%
TANAKA Class B (excluding CDSC)
                                            -23.55%                  -31.94%                        -18.18%
S&P 500                                     -12.23                   -20.64%                        -11.35%
Russell 2000                                 +4.82                    -6.39%                         -3.38%
NASDAQ                                      -25.69%                  -52.56%                        -32.21%



 Class A Shares*
                                    One Year Total Return        Total Return            Avg. Annual Total Return
                                     12/01/00 - 11/30/01       Since Inception                Since Inception
                                                             11/09/00 - 11/30/01            11/09/00 - 11/30/01
                                                             -------------------            -------------------

TANAKA Class A                                -27.95%              -40.65%                        -39.87%
TANAKA Class A
(excluding. sales charge)                     -23.78%              -37.23%                        -35.62%
S&P 500                                       -12.23%              -17.52%                        -16.65%
Russell 2000                                   +4.82%               -5.54%                         -5.23%
NASDAQ                                        -25.69%              -39.68%                        -37.99%
---------------------------------- ------------------------ ----------------------- ------------------------------------


         * In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge
(CDSC) of up to 5% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 4.5%.

While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an overweighting in any sector is that a weakness in this sector could result in significant losses to the Fund.

For a prospectus and more information, including charges and expenses, call toll free 1-877-4-TANAKA. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC.


                        ECONOMIC OUTLOOK (as of 1/19/02)

         One of the big stories in 2002 is likely to be that new lows will be reported for some inflation indicators, with outright deflation in several sectors of the economy. This lagged response to overly tight monetary policy one year ago will continue to put pressure on corporate profits and make growth difficult to achieve for many companies. However, lower prices and lower interest rates from the Federal Reserve will serve to re-stimulate the demand side of the economy. Expectations are currently very low for a recovery in corporate capital spending which presents an opportunity for upside surprises, particularly in the 2nd Half of the year. This is when many companies will reach the three-year anniversary of their surge in Information Technology spending to become Y2K compliant by the end of 1999, setting up a replacement cycle in 2002-03.

         For investors in 2002 and in the years ahead, the big question is: "Are P/E Ratios already so high that returns on common stocks will be limited to the rate of growth of nominal GDP and corporate profits or worse?" The prosperous 1990's ended with a surge in productivity, a steady decline in inflation and record high P/E Ratios on stocks, making for a hard act to follow. However, our research shows that the recent boom in productivity gains in the U.S. economy will be long lasting. We believe that ongoing advancements in Information Technology will continue to drive productivity gains to new highs. The secular rise in productivity should boost corporate profit margins and put downward pressure on inflation as well. This should bode well for interest rates and P/E Ratios for the next several years.

         Despite the squeeze on corporate profits from "cyclical deflation," most sectors of the economy should be showing positive earnings growth over weak year-ago periods by the 3rd or 4th Quarters of 2002. The stock market always looks ahead by about 9-12 months suggesting an improving environment, with normal corrections, over the next few quarters.

TANAKA Growth Fund
Schedule of Investments - November 30, 2001

Common Stocks - 98.3%                                    Shares                    Value

Building Materials Dealers - Retail - 1.1%
Home Depot, Inc.                                             1,145                   $ 53,414
                                                                               ---------------
                                                                               ---------------

Commercial Physical & Biological Research - 3.0%
Affymetrix, Inc. (a)                                         3,930                    142,345
                                                                               ---------------
                                                                               ---------------

Computer Peripheral Equipment - 2.1%
Rainbow Technologies, Inc. (a)                              16,300                     98,778
                                                                               ---------------
                                                                               ---------------

Computer Programming Services - 2.0%
Amdocs Ltd. (a)                                              2,900                     95,903
                                                                               ---------------
                                                                               ---------------

Electronic & Other Electrical Equipment & Components - 2.1%
General Electric Co.                                         2,625                    101,063
                                                                               ---------------
                                                                               ---------------

Electronic Computers - 1.5%
Dell Computer Corp. (a)                                      2,525                     70,523
                                                                               ---------------
                                                                               ---------------

Federal & Federally Sponsored Credit Agencies - 1.8%
Federal National Mortgage Association                        1,075                     84,495
                                                                               ---------------
                                                                               ---------------

Health & Accident Insurance -3.3%
AFLAC, Inc.                                                  5,820                    159,468
                                                                               ---------------
                                                                               ---------------

Laboratory Apparatus & Furniture - 0.8%
Newport Corp.                                                2,015                     35,807
                                                                               ---------------
                                                                               ---------------

Measuring & Controlling Devices - 3.9%
Veeco Instruments, Inc. (a)                                  5,670                    186,605
                                                                               ---------------
                                                                               ---------------

Miscellaneous Shopping Goods Stores - 1.0%
Staples, Inc. (a)                                            2,830                     49,808
                                                                               ---------------
                                                                               ---------------

Oil & Gas Field Exploration Services - 3.1%
Seitel, Inc. (a)                                            12,670                    148,746
                                                                               ---------------
                                                                               ---------------

Pharmaceutical Preparations - 25.5%
Barr Laboratories, Inc. (a)                                    500                     36,525
Biovail Corp. (a)                                           11,100                    607,281
Elan Corp. PLC (a)(c)                                        1,455                     64,340
K-V Pharmaceutical Co. - Class A (a)                        14,387                    368,307
Pfizer, Inc.                                                 2,150                     93,116
Schering-Plough Corp.                                        1,560                     55,723
                                                                               ---------------
                                                                               ---------------
                                                                                    1,225,292
                                                                               ---------------
                                                                               ---------------
Photographic Equipment & Supplies - 2.0%
Concord Camera Corp. (a)                                    20,275                     95,292
                                                                               ---------------
                                                                               ---------------

Prepackaged Software - 3.8%
Business Objects S.A. (a) (c)                                5,460                    183,456
                                                                               ---------------
                                                                               ---------------

Radio & TV Broadcasting & Communications Equipment - 3.5%
QUALCOMM, Inc.  (a)                                          2,862                    168,057
                                                                               ---------------
                                                                               ---------------

Radio Telephone Communications - 1.9%
NEXTEL Communications, Inc. - Class A  (a)                   8,505                     91,089
                                                                               ---------------
                                                                               ---------------

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund
Schedule of Investments - November 30, 2001 - continued

Common Stocks - 98.3% - continued                        Shares                    Value

Search, Detection, Navigation, Guidance Systems - 1.9%
FLIR Systems, Inc. (a)                                       2,325                   $ 93,349
                                                                               ---------------
                                                                               ---------------

Security Brokers, Dealers & Flotation Companies - 3.7%
MFC Bancorp Ltd. (a)                                        19,950                    179,550
                                                                               ---------------
                                                                               ---------------

Semiconductors & Related Devices - 10.3%
Intel Corp.                                                  8,400                    274,344
Three-Five Systems, Inc. (a)                                14,205                    221,598
                                                                               ---------------
                                                                               ---------------
                                                                                      495,942
                                                                               ---------------
                                                                               ---------------
Services, Computer Processing & Data Preparation - 0.7%
IMS Health, Inc.                                             1,575                     32,256
                                                                               ---------------
                                                                               ---------------

Services, Medical Laboratories - 0.9%
Quest Diagnostics, Inc. (a)                                    725                     44,776
                                                                               ---------------
                                                                               ---------------

Services, Prepackaged Software - 0.9%
Phoenix Technologies Ltd. (a)                                3,800                     40,964
                                                                               ---------------
                                                                               ---------------

Special Industry Machinery Manufacturing - 13.9%
Applied Materials, Inc. (a)                                    450                     17,883
ASML Holdings N.V. (a) (c)                                  10,245                    178,365
Novellus Systems, Inc. (a)                                  12,400                    472,068
                                                                               ---------------
                                                                               ---------------
                                                                                      668,316
                                                                               ---------------
                                                                               ---------------
Telephone & Telegraph Apparatus - 3.6%
ADC Telecommunications, Inc. (a)                            11,095                     49,262
Ditech Communications Corp. (a)                             23,535                    122,382
                                                                               ---------------
                                                                               ---------------
                                                                                      171,644
                                                                               ---------------
                                                                               ---------------

TOTAL  COMMON  STOCKS  (Cost $6,147,388)                                            4,716,938
                                                                               ---------------
                                                                               ---------------

                                                       Principal
                                                         Amount                    Value
Money Market Securities - 1.7%
Huntington Money Fund - Investment A 1.24% (b)
  (Cost $82,411)                                          $ 82,411           $         82,411
                                                                               ---------------
                                                                               ---------------

TOTAL INVESTMENTS - 100.0% (Cost $6,229,799)                                        4,799,349
                                                                               ---------------
                                                                               ---------------
Other assets less liabilities - 0.0%                                                    1,485
                                                                               ---------------
                                                                               ---------------
TOTAL NET ASSETS - 100.0%                                                         $ 4,800,834
                                                                               ===============
                                                                               ===============

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at November 30, 2001.
(c) American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.


TANAKA Growth Fund                                                                      November 30, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $6,229,799)                                                       $ 4,799,349
Dividends and interest receivable                                                                        910
Receivable for securities sold                                                                         5,827
Receivable from advisor for reimbursable expenses                                                     35,273
Prepaid registration fees                                                                              1,162
                                                                                      -----------------------
   Total assets                                                                                    4,842,521

Liabilities
Accrued 12b-1 fees                                                                                     3,023
Accrued expenses                                                                                      38,664
                                                                                      -----------------------

   Total liabilities                                                                                  41,687
                                                                                      -----------------------

Net Assets                                                                                       $ 4,800,834
                                                                                      =======================

Net Assets consist of:
Paid in capital                                                                                  $ 6,290,733
Net realized gain (loss) on investments                                                              (59,449)
Net unrealized appreciation (depreciation) on investments                                         (1,430,450)
                                                                                      -----------------------

Net Assets                                                                                       $ 4,800,834
                                                                                      =======================

Net Asset Value

Class A:
Net Assets
Net asset value per share ($274,441 / 25,042)                                                        $ 10.96
                                                                                      =======================

Offering price per share ($10.96 / 95.5%)                                                            $ 11.48
                                                                                      =======================

Minimum redemption price per share ($10.96 x 99%)                                                    $ 10.85
                                                                                      =======================


Class B:
Net Assets
Net asset value and offering price per share ($1,002,763  /  91,895)                                 $ 10.91
                                                                                      =======================

Minimum redemption price per share ($10.91 x 95%)                                                    $ 10.36
                                                                                      =======================

Class R:
Net Assets
Net asset value, offering and redemption price per share ($3,523,630 / 323,667)                      $ 10.89
                                                                                      =======================

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund
Statement of Operations
For the year ended November 30, 2001

Investment Income
Dividend income                                                                                    $ 7,541
Interest income                                                                                      3,290
                                                                                           ----------------
Total Income                                                                                        10,831


Expenses
Investment advisory fee                                                                             47,931
Administration fees                                                                                 30,171
Transfer agent fees                                                                                 55,579
Fund accounting fees                                                                                26,969
Legal fees                                                                                          21,336
Audit fees                                                                                           9,988
Custodian fees                                                                                       4,364
12b-1 expense - Class A                                                                              1,106
12b-1 expense - Class B                                                                              6,225
12b-1 expense - Class R                                                                              9,201
Registration fees                                                                                   11,450
Miscellaneous expenses                                                                              10,378
                                                                                           ----------------
Total expenses before reimbursement                                                                234,698
Reimbursed expenses                                                                               (145,485)
                                                                                           ----------------
Total operating expenses                                                                            89,213
                                                                                           ----------------
Net investment income (loss)                                                                       (78,382)
                                                                                           ----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                  (38,840)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                     (1,225,912)
                                                                                           ----------------
Net realized and unrealized gain (loss) on investment securities                                (1,264,752)
                                                                                           ----------------
                                                                                           ----------------
Net increase (decrease) in net assets resulting from operations                               $ (1,343,134)
                                                                                           ================

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund
Statement of Changes in Net Assets

                                                                          For the             For the
                                                                         year ended           year ended
Increase (Decrease) in Net Assets                                      November 30, 2001      November 30, 2000
                                                                       -------------------- ------------------------
Operations
   Net investment income (loss)                                             $ (78,382)          $ (38,798)
   Net realized gain (loss) on investment securities                          (38,840)             11,052
   Change in net unrealized appreciation (depreciation)                    (1,225,912)           (435,001)
                                                                       ---------------    ----------------
                                                                       ---------------    ----------------
   Net increase (decrease) in net assets resulting from operations         (1,343,134)           (462,747)
                                                                       ---------------    ----------------

Distributions - Class R
   From net realized gain                                                     (20,609)                  0
                                                                       ---------------    ----------------

Share Transactions - Class A
   Net proceeds from sale of shares                                           428,297             298,585
   Shares redeemed                                                           (223,938)                  0
                                                                       ---------------    ----------------
                                                                              204,359             298,585
Share Transactions - Class B
   Net proceeds from sale of shares                                           706,107             539,800
   Shares redeemed                                                                  0                   0
                                                                       ---------------    ----------------
                                                                              706,107             539,800
Share Transactions - Class R
   Net proceeds from sale of shares                                         1,050,006           2,616,982
   Shares issued in reinvestment of dividends                                  19,443                   0
   Shares redeemed                                                           (141,715)           (161,146)
                                                                       ---------------    ----------------
                                                                              927,734           2,455,836
Net increase in net assets resulting
   from share transactions                                                  1,838,200           3,294,221
                                                                       ---------------    ----------------
                                                                       ---------------    ----------------
Total increase in net assets                                                  474,457           2,831,474
                                                                       ---------------    ----------------

Net Assets
   Beginning of period                                                      4,326,377           1,494,903
                                                                       ---------------    ----------------

   End of period                                                          $ 4,800,834         $ 4,326,377
                                                                       ===============    ================


Capital Share Transactions:
Class A
Shares sold                                                                    30,977              18,218
Shares repurchased                                                            (24,153)                  0
                                                                       ---------------    ----------------
Net increase (decrease) from
  capital transactions                                                          6,824              18,218
                                                                       ===============    ================

Class B
Shares sold                                                                    59,498              32,397
Shares repurchased                                                                  0                   0
                                                                       ---------------    ----------------
Net increase (decrease) from
  capital transactions                                                         59,498              32,397
                                                                       ===============    ================

Class R
Shares sold                                                                    83,939             144,832
Shares reinvested                                                               1,388                   0
Shares repurchased                                                            (12,188)             (8,884)
                                                                       ---------------    ----------------
Net increase (decrease) from
  capital transactions                                                         73,139             135,948
                                                                       ===============    ================

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund - Class A
Financial Highlights

                                                         For the
                                                        year ended               For the period
                                                       November 30,           November 9, 2000 (c) through
                                                           2001                   November 30, 2001
                                                   ---------------------      --------------------------
Selected Per Share Data
Net asset value, beginning of period                            $ 14.38                    $ 17.46
                                                   ---------------------      ---------------------
Income from investment operations:
   Net investment income (loss)                                   (0.19)                     (0.01)
   Net realized and unrealized gain (loss)                        (3.23)                     (3.07)
                                                   ---------------------      ---------------------
                                                   ---------------------      ---------------------
Total from investment operations                                  (3.42)                     (3.08)
                                                   ---------------------      ---------------------
Less Distributions:
From net investment income                                         0.00                       0.00
From realized capital gains                                        0.00                       0.00
                                                   ---------------------      ---------------------
                                                   ---------------------      ---------------------
Total distributions                                                0.00                       0.00
                                                   ---------------------      ---------------------

Net asset value, end of period                                  $ 10.96                    $ 14.38
                                                   =====================      =====================

Total Return                                                     (23.78)%                   (17.64)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                    $274                       $262
Ratio of expenses to average net assets                           1.75%                      1.00%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           5.02%                      1.00%  (a)
Ratio of net investment income (loss) to
   average net assets                                             (1.55)%                    (0.73)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                        (4.82)%                    (0.73)%(a)
Portfolio turnover rate                                          24.24%                     21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

See accompanying notes which are an integral part of the statements.

TANAKA Growth Fund - Class B
Financial Highlights

                                                          For the                 For the period
                                                        year ended               December 31, 1999 (c)
                                                                                      through
                                                       November 30,              November 30, 2000
                                                           2001
                                                   ----------------------      ---------------------
Selected Per Share Data
Net asset value, beginning of period                             $ 14.27                    $ 16.03
                                                   ----------------------      ---------------------
Income from investment operations:
   Net investment income (loss)                                    (0.26)                     (0.30)
   Net realized and unrealized gain (loss)                         (3.10)                     (1.46)
                                                   ----------------------      ---------------------
                                                   ----------------------      ---------------------
Total from investment operations                                   (3.36)                     (1.76)
                                                   ----------------------      ---------------------
Less Distributions:
From net investment income                                          0.00                       0.00
From realized capital gains                                         0.00                       0.00
                                                   ----------------------      ---------------------
                                                   ----------------------      ---------------------
Total distributions                                                 0.00                       0.00
                                                   ----------------------      ---------------------

Net asset value, end of period                                   $ 10.91                    $ 14.27
                                                   ======================      =====================

Total Return                                                      (23.55)%                   (10.98)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                   $1,003                       $462
Ratio of expenses to average net assets                            2.50%                      2.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                            5.25%                      7.94%  (a)
Ratio of net investment income (loss) to
   average net assets                                              (2.27)%                    (2.08)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                         (5.03)%                    (7.51)%(a)
Portfolio turnover rate                                           24.24%                     21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

See accompanying notes which are integral part of the financial statements.

TANAKA Growth Fund - Class R
Financial Highlights

                                                        For the              For the             For the
                                                      year ended           year ended        period December 30,
                                                     November 30,         November 30,       1998 (c) through
                                                         2001                 2000            November 30, 1999
                                                   ------------------   ------------------  ----------------------
Selected Per Share Data
Net asset value, beginning of period                         $ 14.38              $ 13.05              $ 10.00
                                                   ------------------   ------------------  -------------------
Income from investment operations:
   Net investment income (loss)                                (0.18)               (0.24)               (0.08)
   Net realized and unrealized gain (loss)                     (3.23)                1.57                 3.13
                                                   ------------------   ------------------  -------------------
                                                   ------------------   ------------------  -------------------
Total from investment operations                               (3.41)                1.33                 3.05
                                                   ------------------   ------------------  -------------------
Less Distributions:
From net investment income                                                           0.00                 0.00
From realized capital gains                                    (0.08)                0.00                 0.00
                                                   ------------------   ------------------  -------------------
                                                   ------------------   ------------------  -------------------
Total distributions                                            (0.08)                0.00                 0.00
                                                   ------------------   ------------------  -------------------

Net asset value, end of period                               $ 10.89              $ 14.38              $ 13.05
                                                   ==================   ==================  ===================

Total Return                                                  (23.83)%             10.19%               30.50% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                               $3,524               $3,602               $1,495
Ratio of expenses to average net assets                        1.75%                1.75%                1.75% (a)
Ratio of expenses to average net assets
   before reimbursement                                        4.81%                6.20%               13.89% (a)
Ratio of net investment income (loss) to
   average net assets                                          (1.52)%              (1.37)%              (0.80)(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                     (4.58)%              (5.81)%             (12.94)(a)
Portfolio turnover rate                                       24.24%               21.86%               53.45% (a)

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund
                          Notes to Financial Statements
                                November 30, 2001

NOTE 1. ORGANIZATION

     TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") has authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class
R. Each Class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation- In valuing the Fund's assets, portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the New York Stock Exchange (the "Exchange"), will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board as the primary market. Securities will be valued using quotations on the Exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

     Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board.

     The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

     Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

     The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are directors and shareholders of the Fund.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2001, the Advisor received a fee of $47,931 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.50% of the average daily net assets of the Class B shares, and 1.75% of the average daily net assets of the Class A and Class R shares through March 31, 2002.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
For the year ended November 30, 2001, the Advisor reimbursed expenses of $145,485. The Fund has agreed that any operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the fiscal year ending November 30, 2002 if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.50% of the average daily net assets of the Class B shares and 1.75%, respectively, of the average daily net assets of the Class A and the Class R shares (or any lower expense limitation or limitations to which the Advisor may agree).

     The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. For the year ended November 30, 2001 there were $16,532 in 12b-1 expenses paid by the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended November 30, 2001 Unified received fees of $32,671 from the Fund for administrative services provided to the Fund.

     The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the year ended November 30, 2001, Unified received fees of $55,579 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $100 million, and 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to minimum fees of $2,250 per month). For the year ended November 30, 2001, Unified received fees of $26,969 from the Fund for fund accounting services provided to the Fund.

Prior to December 31, 2000, the Fund had retained AmeriPrime Financial Securities, Inc. to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the year ended November 30, 2001. An officer of the Company may be deemed to be an affiliate of Ameriprime Financial Securities, Inc., and Unified Financial Securities, Inc.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued

NOTE 4. INVESTMENTS

          For the year ended November 30, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $3,076,888 and $1,127,023, respectively. As of November 30, 2001, the gross unrealized appreciation for all securities totaled $297,993 and the gross unrealized depreciation for all securities totaled $1,728,443 for a net unrealized depreciation of $1,430,450. The aggregate cost of securities for federal income tax purposes at November 30, 2001 was $6,201,842, net of wash sales of $27,957.
 .

NOTE 5. CAPITAL SHARES

     The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Paid in Capital at November 30, 2001 was $6,290,733.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2001, Parker Hunter, Inc. owned in aggregate 79.2% of the Fund's Class A shares and 88.3% of the Fund's Class B shares.

 INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
TANAKA Growth Fund

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund, including the schedule of portfolio investments as of November 30, 2001 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and the period from December 30, 1998 (commencement of operations) through November 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the two years then ended and the period from December 30, 1998 (commencement of operations) through November 30, 1999 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
December 20, 2001